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Exhibit 10.7(c)

BANK RHODE ISLAND
NONQUALIFIED DEFERRED COMPENSATION PLAN

AMENDMENT NO. 4

        WHEREAS, Bank Rhode Island (the "Company") established and has maintained the Bank Rhode Island Nonqualified Deferred Compensation Plan (the "Plan") effective January 1, 1997, to provide unfunded deferred compensation for a select group of management or highly compensated employees; and

        WHEREAS, the Company has maintained the right to amend the Plan from time to time; and

        WHEREAS, the Company desires to clarify that the Plan include employees of the Company's subsidiaries;

        NOW THEREFORE, the Plan is hereby amended as follows:

  1.
  The definition of "Company" in Section 1.2 of the Plan document is deleted in its entirety and replaced with the following new definition.

    "1.2 "Company" means Bank Rhode Island, a Rhode Island financial institution, and any wholly-owned subsidiaries of Bank Rhode Island."

        IN WITNESS WHEREOF, the Company has executed this Fourth Amendment this 18th day of December, 2007.

BANK RHODE ISLAND
By:	/s/MERRILL W. SHERMAN
Title:	President & CEO

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  Exhibit 10.7(c)
BANK RHODE ISLAND NONQUALIFIED DEFERRED COMPENSATION PLAN AMENDMENT NO. 4